UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2004

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (832) 239-6000

Plains Exploration & Production Company

Table of Contents

		Page #
Item 7.	Financial Statements and Exhibits	1
Item 9.	Regulation FD Disclosure	1
Signatures		2

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Item 7.	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit	Description
99.1	Presentation made by Plains Exploration & Production Company on March 31, 2004

Item 9.	Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Plains Exploration & Production Company (the “Company”, “our”, “we” or “us”) is furnishing pursuant to Item 9 a presentation made by our representatives at the Howard Weil Energy Conference in New Orleans, LA on March 31, 2004. These presentation materials are also available for viewing on the Company’s website at www.plainsxp.com. The Company does not undertake to update the information as posted on its website; however, we may post additional information included in future press releases and Forms 8-K, as well as posting our periodic Exchange Act reports.

These presentation materials include “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). Such statements are those concerning our combination and strategic plans, expectations and objectives for future operations. All statements included in these presentation materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These include: completion of the proposed merger with Nuevo Energy Company (“Nuevo”), effective integration of the two companies, reliability of reserve and production estimates, production expense, future financial performance, and other matters discussed in our filings with the SEC.

These statements are based on certain assumptions made based on our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Statements regarding future production are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, variability in the price received for oil and gas production, lack of availability of oil field goods and services, environmental risks, drilling and production risks, risks related to offshore operations, particularly in California, and regulatory changes. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: March 31, 2004	/s/ John F. Wombwell

John F. Wombwell
Executive Vice President, General Counsel and Secretary

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